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                                                                      EXHIBIT 99



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 April 8, 1996
                       ---------------------------------
                       (Date of earliest event reported)



                            TUFCO TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-21018                 39-1723477
- --------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission             (IRS Employer
of incorporation or organization)     File Number)                ID No.)


            4750 Simonton
            Dallas, Texas                                         75244
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (214) 387-0050
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On April 8, 1996, the Registrant dismissed Wipfli Ullrich Bertelson as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for several years, and selected Deloitte & Touche LLP to replace Wipfli Ullrich Bertelson in this role. The decision to change the Registrant's accountants and auditors was approved by the Audit Committee of the Board of Directors.

        During the most recent two fiscal years and the subsequent period through April 8, 1996, the date on which Wipfli Ullrich Bertelson was dismissed as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and Wipfli Ullrich Bertelson on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Wipfli Ullrich Bertelson's satisfaction, would have caused them to make reference in connection with their reports to the subject matter of the disagreement. In addition, Wipfli Ullrich Bertelson's reports on the Registrant's financial statements for the most recent two fiscal years contained no adverse opinions or disclaimers of opinion nor were such reports qualified as to uncertainty, audit scope or accounting principles.

        The Registrant has authorized Wipfli Ullrich Bertelson to respond fully to the inquiries of Deloitte & Touche LLP. The Registrant has provided Wipfli Ullrich Bertelson with a copy of the disclosures contained in this Form 8-K, and has requested that Wipfli Ullrich Bertelson furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

        (b) On April 8, 1996, the Registrant appointed the accounting firm of Deloitte & Touche LLP as the Registrant's independent public accountants and auditors, effective immediately.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits:
                ---------

                 16.1 Letter from Wipfli Ullrich Bertelson to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TUFCO TECHNOLOGIES, INC.



                                      By: /s/ CARL B. FRANCIS
                                          -----------------------------
                                          Carl B. Francis
                                          President and Chief Executive
                                          Officer


Dated: April 10, 1996





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                                INDEX TO EXHIBIT




EXHIBIT
NUMBER           DESCRIPTION
- -------          -----------

 16.1 Letter from Wipfli Ullrich Bertelson to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.





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                                                                    EXHIBIT 16.1



                   [WIPFLI ULLRICH BERTELSON CPAS LETTERHEAD]





April 11, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 included in the attached Form 8-K dated April 8, 1996 of Tufco Technologies, Inc. and are in agreement with the statements contained therein.



Very truly yours,


/s/ WIPFLI ULLRICH BERTELSON
- ------------------------------

Wipfli Ullrich Bertelson, CPAs